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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

AVANIR Pharmaceuticals:

We consent to the incorporation by reference in Registration Statements Nos. 33-71276, 33-94370, 333-83089, 333-84183 and 333-38094 on Form S-8 and
Registration Statements Nos. 33-49082, 33-76094, 333-24549, 333-76641,
333-77925, 333-31442, 333-32776, 333-34958, and 333-35934 on Form S-3 of AVANIR
Pharmaceuticals of our report dated December 10, 2001, appearing in this Annual Report on Form 10-K of AVANIR Pharmaceuticals for the year ended September 30, 2001.

DELOITTE & TOUCHE LLP

San Diego, California
December 21, 2001